CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Sales
Total sales	$ 0	$ 0
Cost of goods, including inventory obsolescence	0	0
Gross profit	0	0
COST OF OPERATIONS
Research and development	25,740	0
General and administrative expenses	6,423,622	15,715,315
Total operating expenses	6,449,362	15,715,315
LOSS FROM OPERATIONS	(6,449,362)	(15,715,315)
OTHER INCOME (EXPENSE)
Interest expense	(31,417)	(55,819)
Other income	35	0
Change in fair value of derivative liability warrants	(1,387,500)	0
Loss on extinguishment of debt	0	(3,408,559)
TOTAL OTHER EXPENSE, NET	(1,418,882)	(3,464,378)
LOSS BEFORE INCOME TAXES	(7,868,244)	(19,179,693)
PROVISION FOR INCOME TAXES (BENEFIT)	0	0
NET LOSS	(7,868,244)	(19,179,693)
Consulting Services [Member]
Sales
Total sales	0	0
Other Sales [Member]
Sales
Total sales	$ 0	$ 0